UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2018

GRANITE CONSTRUCTION INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12911	77-0239383
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

585 West Beach Street

Watsonville, California 95076

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.	Results of Operations and Financial Condition.

During the third quarter of 2018, Granite Construction Incorporated, (the “Company”), revised its reportable business segments as a result of a change in how the Company’s chief operating decision maker (its Chief Executive Officer) regularly reviews financial information to allocate resources and assess performance. This change is consistent with the Company’s strategic, end-market diversification strategy. The Company’s new reportable segments, which correspond to this end-market focus, are: Transportation, Water, Specialty and Materials. The end-market segments Transportation, Water and Specialty replace the Construction and Large Project Construction reportable segments, with the composition of our Materials segment remaining unchanged except for the addition of certain material production activity related to the acquisition of Layne Christensen Company.

For investors who may want to consider the effects of the above in advance of the announcement of third quarter 2018 results, Granite is presenting unaudited financial information for the new reportable segments in the following tables. Specifically presented are segment net revenue, gross profit (loss) and gross margin (loss) for the first and second quarters of 2018, first, second, third quarters and year ended 2017 and year ended 2016. Information on segment assets and related depreciation, depletion and amortization will be presented in the respective Form 10-Q and 10-K reports beginning with the Form 10-Q report for the three months ended September 30, 2018.

Reclassifications: Certain reclassifications of prior period amounts have been made to conform to the current period presentation. These reclassifications included $7.0 million, $9.2 million and $2.6 million during the years ended December 31, 2017 and 2016 and the three months ended September 30, 2017, respectively, of gross profit to the Materials segment primarily from the former Construction segment to better align costs with the respective segments. These reclassifications had no impact on previously reported operating income (loss) or net income (loss), or on the consolidated balance sheets or statements of cash flows.

Overview of New Reportable Segments

Transportation

This segment focuses on construction and rehabilitation of roads, pavement preservation, bridges, rail lines, airports and marine ports for use by the general public.

Water

This segment focuses on water-related construction and water management solutions for municipal agencies, commercial water suppliers, industrial facilities and energy companies. It also provides trenchless renewal and cured-in-place pipe rehabilitation.

Specialty

This segment focuses on construction of various complex projects including infrastructure / site development, mining, public safety, tunnel and power projects.

Materials

This segment focuses on production of aggregates, asphalt and proprietary sanitary and storm water rehabilitation products including cured-in-place pipe felt and fiberglass-based lining tubes all for internal use and for sale to third parties.

The following tables present unaudited summarized segment information for the first and second quarters of 2018, the year ended 2017, each of the 2017 quarterly periods and the year ended 2016 (dollars in thousands):

Prior Segments	New Segments
Three Months Ended June 30, 2018	Transportation	Water	Specialty	Materials	Total
Revenue
Construction	$280,817	$51,618	$99,790	$—	$432,225
Large Project Construction	221,894	—	52,052	—	273,946
Construction Materials	—	—	—	100,948	100,948
Total revenue	$502,711	$51,618	$151,842	$100,948	$807,119
Gross profit (loss)
Construction	$40,017	$6,133	$15,401	$—	$61,551
Large Project Construction	(4,054)	(683)	6,075	—	1,338
Construction Materials	—	—	—	17,480	17,480
Gross profit	$35,963	$5,450	$21,476	$17,480	$80,369
Gross margin (loss)
Construction	14.3%	11.9%	15.4%	—%	14.2%
Large Project Construction	(1.8)	—	11.7	—	0.5
Construction Materials	—	—	—	17.3	17.3
Gross margin	7.2%	10.6%	14.1%	17.3%	10.0%

Prior Segments	New Segments
Three Months Ended June 30, 2017	Transportation	Water	Specialty	Materials	Total
Revenue
Construction	$284,036	$34,191	$111,042	$—	$429,269
Large Project Construction	213,707	261	40,495	—	254,463
Construction Materials	—	—	—	79,181	79,181
Total revenue	$497,743	$34,452	$151,537	$79,181	$762,913
Gross profit (loss)
Construction	$41,440	$4,833	$14,627	$—	$60,900
Large Project Construction	(3,762)	152	4,099	—	489
Construction Materials	—	—	—	13,181	13,181
Gross profit	$37,678	$4,985	$18,726	$13,181	$74,570
Gross margin (loss)
Construction	14.6%	14.1%	13.2%	—%	14.2%
Large Project Construction	(1.8)	58.2	10.1	—	0.2
Construction Materials	—	—	—	16.6	16.6
Gross margin	7.6%	14.5%	12.4%	16.6%	9.8%

Prior Segments	New Segments
Three Months Ended March 31, 2018	Transportation	Water	Specialty	Materials	Total
Revenue
Construction	$155,805	$40,036	$73,402	$—	$269,243
Large Project Construction	203,340	5	45,069	—	248,414
Construction Materials	—	—	—	45,722	45,722
Total revenue	$359,145	$40,041	$118,471	$45,722	$563,379
Gross profit (loss)
Construction	$17,859	$10,628	$9,909	$—	$38,396
Large Project Construction	13,603	936	5,827	—	20,366
Construction Materials	—	—	—	(2,479)	(2,479)
Gross profit (loss)	$31,462	$11,564	$15,736	$(2,479)	$56,283
Gross margin (loss)
Construction	11.5%	26.5%	13.5%	—%	14.3%
Large Project Construction	6.7	***	12.9	—	8.2
Construction Materials	—	—	—	(5.4)	(5.4)
Gross margin (loss)	8.8%	28.9%	13.3%	(5.4)%	10.0%

Prior Segments	New Segments
Three Months Ended March 31, 2017	Transportation	Water	Specialty	Materials	Total
Revenue
Construction	$123,613	$29,369	$73,867	$—	$226,849
Large Project Construction	177,313	745	28,975	—	207,033
Construction Materials	—	—	—	34,518	34,518
Total revenue	$300,926	$30,114	$102,842	$34,518	$468,400
Gross profit (loss)
Construction	$13,402	$2,900	$11,027	$—	$27,329
Large Project Construction	3,287	82	(814)	—	2,555
Construction Materials	—	—	—	(4,758)	(4,758)
Gross profit (loss)	$16,689	$2,982	$10,213	$(4,758)	$25,126
Gross margin (loss)
Construction	10.8%	9.9%	14.9%	—%	12.0%
Large Project Construction	1.9	11.0	(2.8)	—	1.2
Construction Materials	—	—	—	(13.8)	(13.8)
Gross margin (loss)	5.5%	9.9%	9.9%	(13.8)%	5.4%

Prior Segments	New Segments
Year Ended December 31, 2017	Transportation	Water	Specialty	Materials	Total
Revenue
Construction	$1,076,989	$131,292	$456,427	$—	$1,664,708
Large Project Construction	870,431	2,407	159,391	—	1,032,229
Construction Materials	—	—	—	292,776	292,776
Total revenue	$1,947,420	$133,699	$615,818	$292,776	$2,989,713
Gross profit
Construction	$155,459	$11,679	$73,293	$—	$240,431
Large Project Construction	14,676	591	14,153	—	29,420
Construction Materials	—	—	—	45,082	45,082
Gross profit	$170,135	$12,270	$87,446	$45,082	$314,933
Gross margin
Construction	14.4%	8.9%	16.1%	—%	14.4%
Large Project Construction	1.7	24.6	8.9	—	2.9
Construction Materials	—	—	—	15.4	15.4
Gross margin	8.7%	9.2%	14.2%	15.4%	10.5%

Prior Segments	New Segments
Year Ended December 31, 2016	Transportation	Water	Specialty	Materials	Total
Revenue
Construction	$854,828	$151,995	$358,375	$—	$1,365,198
Large Project Construction	771,958	9,287	106,948	—	888,193
Construction Materials	—	—	—	261,226	261,226
Total revenue	$1,626,786	$161,282	$465,323	$261,226	$2,514,617
Gross profit
Construction	$110,041	$18,965	$71,155	$—	$200,161
Large Project Construction	51,788	920	11,303	—	64,011
Construction Materials	—	—	—	37,198	37,198
Gross profit	$161,829	$19,885	$82,458	$37,198	$301,370
Gross margin
Construction	12.9%	12.5%	19.9%	—%	14.7%
Large Project Construction	6.7	9.9	10.6	—	7.2
Construction Materials	—	—	—	14.2	14.2
Gross margin	9.9%	12.3%	17.7%	14.2%	12.0%

Prior Segments	New Segments
Three Months Ended September 30, 2017	Transportation	Water	Specialty	Materials	Total
Revenue
Construction	$395,094	$35,911	$148,141	$—	$579,146
Large Project Construction	229,633	467	49,745	—	279,845
Construction Materials	—	—	—	98,135	98,135
Total revenue	$624,727	$36,378	$197,886	$98,135	$957,126
Gross profit
Construction	$65,538	$1,805	$21,515	$—	$88,858
Large Project Construction	—	—	6,282	—	6,282
Construction Materials	—	—	—	19,388	19,388
Gross profit	$65,538	$1,805	$27,797	$19,388	$114,528
Gross margin
Construction	16.6%	5.0%	14.5%	—%	15.3%
Large Project Construction	—	—	12.6	—	2.2
Construction Materials	—	—	—	19.8	19.8
Gross margin	10.5%	5.0%	14.0%	19.8%	12.0%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ M. Craig Hall
M. Craig Hall
Senior Vice President, General Counsel and Secretary

Date: October 9, 2018